UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
USDC TUCHMAN INDIANA, INC.
	Case Number:	8:10-bk-12736
	Operating Report Number:	7
Debtor(s).	For the Month Ending:	9/30/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			3,778,772.38

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL
ACCOUNT REPORTS			3,703,162.58

3. BEGINNING BALANCE:			75,609.80

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		566,222.67
Accounts Receivable - Pre-filing		0.00
General Sales		0.00
Other (Specify)	Transfers between DIP	2,700.00
Other (Specify)		0.00

TOTAL RECEIPTS THIS PERIOD:			568,922.67

5. BALANCE:			644,532.47

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		2,700.00
Disbursements (from page 2)		554,980.33

TOTAL DISBURSEMENTS THIS PERIOD:			557,680.33

7. ENDING BALANCE:			86,852.14

8. General Account Number(s):		870626298, 887481521

Depository Name & Location:		JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
September 2010		See Exhibit I for detail	September disbursements		12,435.64	12,435.64
September 2010		See Exhibit I for detail	September transfers	0.00		0.00
September 2010		See Exhibit II for detail	September disbursements		542,544.69	542,544.69
September 2010		See Exhibit II for detail	September transfers	2,700.00		2,700.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
	TOTAL DISBURSEMENTS THIS PERIOD:			2,700.00	554,980.33	557,680.33

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	9/30/2010	Balance on Statement:	$54,398.73

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
Deposits from Chase Acc # 870626298 are set
forth on Exhibit III and total $40,504.89		40,504.89	See Exhibit III

	870626298, 887481521

TOTAL DEPOSITS IN TRANSIT			40,504.89

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 870626298 are set
forth on Exhibit IV and total $6,744.77		6,744.77	See Exhibit IV
Checks from Chase Acc # 887481521 are set
forth on Exhibit V and total $1,306.71		1,306.71	See Exhibit V

TOTAL OUTSTANDING CHECKS:			8,051.48

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$86,852.14

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	1,001.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL
ACCOUNT REPORTS	904.80

3. BEGINNING BALANCE:	96.20

4. RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)	0.00

5. BALANCE:	96.20

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	12.00

7. ENDING BALANCE:	84.20

8. PAYROLL Account Number(s):	887481505

Depository Name & Location:	JPMorgan Chase Bank
PO Box 659754
San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/30/2010		Chase	Service Charge	12.00

TOTAL DISBURSEMENTS THIS PERIOD:				12.00

[A] The debtor is in the process of segregating its payroll processing by division/debtor. Until such time payroll will continue to be processed on a consolidated basis.  This change is expected in October 2010.

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	9/30/2010	Balance on Statement:	$84.20

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
		None

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
		None

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$84.20

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	100.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	12.00

3. BEGINNING BALANCE:	88.00

4. RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)

5. BALANCE:	88.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	12.00

7. ENDING BALANCE:	76.00

8. TAX Account Number(s):	887481513

Depository Name & Location:	JPMorgan Chase Bank
PO Box 659754
San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/30/2010	NA	Chase	Bank service charge	12.00

TOTAL DISBURSEMENTS THIS PERIOD:				12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	9/30/2010	Balance on Statement:	$76.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
		None

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
		None

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$76.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

	General Account:		86,852.14
		Payroll Account:	84.20
		Tax Account:	76.00
*Other Accounts:	NONE		0.00
			0.00
			0.00
*Other Monies:	NONE		0.00
	Petty Cash (from below):		5,100.00

TOTAL CASH AVAILABLE:				92,112.34

Petty Cash Transactions:
Date	Purpose		Amount
3/31/2010	Beginning balance		5,100.00

TOTAL PETTY CASH TRANSACTIONS:				5,100.00

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors)(FN1)	N/A. Debt matured pre-petition	N/A	N/A
Alan L. Sochacki and Gisele Sochacki, LLC	Monthly	2,750.00	0	0.00
DH Realty, LLC	Monthly	2,771.71	0	0.00
Oak Center, LLC	Monthly	3,856.00	0	0.00
Gerald Klapper	Monthly	3,653.64	0	0.00
Southport Associates, LLC	Monthly	2,000.00	0	0.00
T-L Shadeland Station, LLC	Monthly	2,020.47	0	0.00
Valtesi I, LLC	Monthly	2,250.00	0	0.00
Merchants 450, LLC	Monthly	5,093.54	0	0.00
G & J	Monthly	2,494.00	0	0.00
Cranfill Development Company	Monthly	4,175.25	0	0.00
Glendale Partners of Shadeland Crossing, LLC	Monthly	1,817.50	0	0.00
S & N Realty	Monthly	1,814.09	0	0.00
Franklin Shopping Plaza, LP	Monthly	1,820.00	0	0.00
TKC Properties, LLC	Monthly	1,870.00	0	0.00
86th & Ditch Road Realty Co.	Monthly	2,287.03	0	0.00
Harris FLP	Monthly	4,867.33	0	0.00
Flynn & Zinkan Holdings, LLC	Monthly	4,736.00	0	0.00
Nora Improvements, LLC (FN2)	Monthly	2,548.73	8	16,640.75
See attached schedule for remaining leases		TOTAL DUE:		31,451.15
(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services

(FN2)  This lease has been renegotiated.  The Debtor and landlord agree that all payments will be made according to the completied and executed documents.
III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		257,535.47

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN3)	Federal Withholding	0.00	0.00
(FN3)	State Withholding	0.00	0.00
(FN3)	FICA- Employer's Share	0.00	0.00
(FN3)	FICA- Employee's Share	0.00	0.00
(FN3)	Federal Unemployment	0.00	0.00
	Sales and Use	0.00	0.00
	Real Property	13,032.70	0.00
Other:	Personal Property	12,049.80	0.00
	TOTAL:	25,082.50	0.00

(FN3) - The Debtor uses a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Glendale Partners at Lantern Crossing, LLC	Monthly	4,212.48	0	0.00
Daum Investment Corp.	Monthly	2,125.00	0	0.00
Donald J. Tharp and Marsha J. Tharp	Monthly	2,000.00	0	0.00
Sunbeam Development Corp.	Monthly	2,817.75	0	0.00
Brownsburg Management Group, Ltd.	Monthly	1,984.00	0	0.00
Brookschool Plaza, LLP	Monthly	2,801.67	0	0.00
First Industrial LP	Monthly	4,235.84	0	0.00
TERRE Carmel East. LLC - Rejected Lease (FN1)	Monthly	2,962.08	5	14,810.40

(FN1) - This lease was rejected by the Debtor at the end of May 2010.  The Debtor owes lease payments for March, April, May, June and July.

Page 11a of 16

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	76,269.44	0.00	180,593.71
		31 - 60 days	13,117.86	0.00	4,962.00
		61 - 90 days	(2,351.92)	0.00	154.00
		91 - 120 days	1,598.02	0.00	0.00
		Over 120 days	0.00	0.00	0.00
		TOTAL:	88,633.40	0.00	185,709.71

V. INSURANCE COVERAGE

	(FN1)	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Workers Compensation		Argo	1,000,000	5/31/2011	9/30/2010
	Automobile	Argo	Included	9/30/2010	9/30/2010
	Umbrella	Argo	5,000,000	9/30/2010	9/30/2010

Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	557,680.33	4,875.00	5/11/10	4,875.00	0.00
6/30/2010	1,927,282.00	6,500.00	7/30/10	6,500.00	0.00
9/30/2010	1,798,727.38	6,500.00			6,500.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		17,875.00		11,375.00	6,500.00

(FN1) The debtor believes the amount due for insurance, except for health, is $0 based on the amount of credits due from the carrier primarily from work compensation insurance overpayments.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
NONE

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	572,668.70	4,245,677.29
Less: Returns/Discounts	2,459.00	20,800.49
Net Sales/Revenue	570,209.70	4,224,876.80

Cost of Goods Sold:
Beginning Inventory at cost	37,428.69	29,668.71
Purchases	33,997.96	222,770.92
Less: Ending Inventory at cost	49,025.10	37,428.69
Cost of Goods Sold (COGS)	22,401.55	215,010.94

Gross Profit	547,808.15	4,009,865.86

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	257,535.47	1,823,732.67
Payroll Taxes	23,584.98	161,897.87
Other Taxes (Itemize)	0.00	6,770.75
Depreciation and Amortization	17,598.65	122,930.40
Rent Expense - Real Property	76,771.79	540,666.07
Lease Expense - Personal Property	2,963.14	5,544.59
Insurance	27,562.98	171,359.21
Real Property Taxes	4,024.23	26,625.86
Telephone and Utilities	46,808.59	306,849.86
Repairs and Maintenance	7,340.62	79,172.22
Travel and Entertainment (Itemize)	0.00	7,627.84
Miscellaneous Operating Expenses (Itemize)	71,600.72	395,506.83
Total Operating Expenses	535,791.17	3,648,684.17

Net Gain/(Loss) from Operations	12,016.98	361,181.69

Non-Operating Income:
Interest Income	0.00	450.00
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	450.00

Non-Operating Expenses:
Interest Expense	0.00	230.84
Legal and Professional (Itemize)	0.00	26,125.00
Other (Itemize)	40,594.56	352,035.39
Total Non-Operating Expenses	40,594.56	378,391.23

NET INCOME/(LOSS)	(28,577.58)	(16,759.54)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	92,112.34
Restricted Cash	0.00
Accounts Receivable	185,709.71
Inventory	49,025.10
Notes Receivable	0.00
Prepaid Expenses	13,089.81
Other (Itemize)	966.56
Total Current Assets		340,903.52

Property, Plant, and Equipment	1,422,586.41
Accumulated Depreciation/Depletion	(402,492.36)
Net Property, Plant, and Equipment		1,020,094.05

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	1,529,479.17
Total Other Assets		1,529,479.17

TOTAL ASSETS		2,890,476.74

LIABILITIES
Post-petition Liabilities:
Accounts Payable	88,633.40
Taxes Payable	25,082.50
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	172,255.44
Total Post-petition Liabilities		285,971.34

Pre-petition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	0.00
Unsecured Liabilities	609,991.91
Other (Itemize)	0.00
Total Pre-petition Liabilities		609,991.91

TOTAL LIABILITIES		895,963.25

EQUITY:
Pre-petition Owners’ Equity	2,011,273.03
Post-petition Profit/(Loss)	(16,759.54)
Direct Charges to Equity	0.00
TOTAL EQUITY		1,994,513.49

TOTAL LIABILITIES & EQUITY		2,890,476.74

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to December of 2010.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, National Securities Corp.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

10/21/10	/s/ Robert Lee
Date	Principal for debtor-in-possession